EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Neese Inc.

We have audited the accompanying balance sheets of Neese Inc. (the “Company”) as of December 31, 2016 and 2015, and the related statements of income, stockholders’ equity, and cash flows for the years ended December 31, 2016 and 2015. Neese Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Neese Inc. as of December 31, 2016 and 2015 and the results of operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KLJ & Associates, LLP

KLJ & Associates, LLP
Edina, MN
June 20, 2017

5201 Eden Avenue

Suite 300

Edina, MN 55436

630.277.2330

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Neese, Inc.

Balance Sheets

December 31, 2016 and 2015

	December 31,
	2016	2015

Current assets:
Cash	$612,710	$742,388
Accounts receivable	375,417	243,289
Inventory	1,026,495	579,305
Prepaid expenses	-	100,737

Total current assets	2,014,622	1,665,719
Property and equipment, net	3,286,204	3,279,615

Total assets	$5,300,826	$4,945,334

Current liabilities
Accounts payable	$294,349	$303,939
Accrued expenses	7,000	207,000
Deferred income taxes payable	91,000	144,000
Floorplan notes payable	798,000	200,000

Total current liabilities	1,190,349	854,939

Long-term liabilities
Notes payable	115,024	165,024
Deferred income taxes payable	791,063	847,472

Total Long-term liabilities	906,087	1,012,496

Total liabilities	2,096,436	1,867,435

Stockholders’ equity
Common stock, 10,000 shares no-par common stock authorized; 2,000 shares issued and outstanding	2,000	2,000
Retained earnings	3,202,390	3,075,899

Total stockholders’ equity	3,204,390	3,077,899

Total liabilities and stockholders’ equity	$5,300,826	$4,945,334

See accompanying notes to financial statements

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Neese, Inc.

Statements of Income

For the Years Ended

December 31, 2016 and 2015

	For the Years Ended
	December 31,
	2016	2015

Revenue
Sales of new and used parts and equipment	$2,906,236	$2,050,715
Services	4,775,485	6,112,153
Gain on sale of equipment	330,159	732.156
Other	12,723	172,329

Total revenue	8,024,603	9,067,353
Cost of goods sold	4,590,862	4,819,971

Gross profit	3,433,741	4,247,382
Operating expenses	3,196,250	4,099,355

Income before income taxes	237,491	148,027
Income taxes	111,000	36,000

Net income	$126,491	$112,027

Earnings per share	$63.24	$56.01

Weighted average common shares outstanding	2,000	2,000

See accompanying notes to financial statements

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Neese, Inc.

Statements of Stockholders’ Equity

For the Years Ended

December 31, 2016 and 2015

	Common Stock	Retained Earnings	Total Stockholders’ Equity
Balance January 1, 2015	$2,000	$2,963,872	$2,965,872
Net income for the year ended December 31,2015	-	112,027	112,027

Balance December 31, 2015	2,000	3,075,899	3,077,899
Net income for the year ended December 31,2016	-	126,491	126,491

Balance December 31, 2016	$2,000	3,202,390	$3,204,390

See accompanying notes to financial statements

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Neese, Inc.

Statements of Cash Flow

For the Years Ended

December 31, 2016 and 2015

	For the Years Ended December 31,
	2016	2015

Cash flow from operations
Net income	$126,491	$112,027
Adjustments to reconcile net income to cash flow from operations:
Depreciation	1,192,713	1,480,605
Changes in operating assets and liabilities
Accounts receivable	(132,128)	2,436,432
Inventory	(447,190)	(261,527)
Prepaid expenses	100,737	(85,872)
Accounts payable and accrued expenses	(209,589)	133,926
Deferred income taxes	(109,409)	(171,790)
Floorplan notes payable	598,000	(1,624,459)

Net cash provided by operating activities	1,119,625	2,019,342

Cash flow used in investing activities-purchase of Property and Equipment, net	(1,199,303)	(668,947)

Cash flow used in financing activities-payments on Notes Payable	(50,000)	(3,204)

Net increase (decrease) in cash	(129,678)	1,347,191
Cash (cash overdraft) at beginning of period	742,388	(604,803)

Cash at end of period	$612,710	$742,388

Cash paid for interest and taxes
Interest	$2,352	$9,419
Taxes (2016 net of $92,318 tax refund)	$501	$205,603

See accompanying notes to financial statements

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Neese, Inc.

Notes to Financial Statements

December 31, 2016 and 2015

NOTE 1— SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of operations

Neese, Inc. (the “Company”) was incorporated in the State of Iowa on January 4, 1993. The Company is in the business of assisting customers manage manure generated on their farms by emptying manure storage pits and applying that manure on the farmers’ fields. The Company is also engaged in the sale of new and used farm equipment and related parts.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company has included cash and cash equivalents with maturities of 90 days or less with cash in these financial statements.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash deposited in financial institutions. At various times during 2016 and 2015, the Company exceeded the federally insured limit; however, management does not believe an accrual for a loss contingency is necessary at December 31, 2016.

Inventory

Inventory consists of new and used equipment and parts acquired for resale and are valued at the lower-of-cost-or-market with cost determined on a first-in, first-out basis.

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NOTE 1— SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Fair value of financial instruments

The carrying amounts of certain of the Company’s financial instruments, including cash, accounts receivable, accounts payable, and accrued expenses approximate fair value due to their relatively short maturities.

Long-Lived Assets

Property and equipment are stated at cost. Maintenance and repair costs are charged to expense as incurred. Depreciation is provided using the straight-line method with estimated useful lives as indicate below:

In Years
Buildings and improvements	10-15
Equipment and machinery	5-7
Tractors	7
Trucks and other vehicles	5

Impairment of Long-Lived Assets

The Company reviews long-lived assets, including property and equipment for impairment whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when the estimated future cash flows from the use of the asset are less than the carrying amount of that asset.

Cost of sales

Cost of sales consists primarily of merchandise costs of sales.

Income taxes

Deferred income taxes reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts, based on enacted tax laws and statutory tax rates applicable in the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. The provision for income taxes represents taxes paid or payable for the current year and changes during the year in deferred tax assets and liabilities.

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NOTE 1— SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Revenue recognition

The Company recognizes revenue from sale of equipment and parts at the time of the sale. Revenue from services is recognized when the services are performed.

Advertising / Marketing

Advertising costs are charged to expense when incurred. Advertising costs were approximately $58,500 and $56,300 for the years ended December 31, 2016 and 2015, respectively.

Retirement plan

The Company has a 401(k) plan for all employees with one year of service. The Company matches up to 4 percent of employees’ salaries. Plan expenses were approximately $32,200 and $20,100 for the years ended December 31, 2016 and 2015, respectively.

Recent Accounting Pronouncementss

In February 2016, FASB issued ASU-2016-02, "Leases (Topic 842)." The guidance requires that a lessee recognize in the statement of financial position a liability to make lease payments (the lease liability) and a right of use asset representing its right to use the underlying asset for the lease term. For finance leases: the right-of-use asset and a lease liability will be initially measured at the present value of the lease payments, in the statement of financial position; interest on the lease liability will be recognized separately from amortization of the right-of-use asset in the statement of comprehensive income; and repayments of the principal portion of the lease liability will be classified within financing activities and payments of interest on the lease liability and variable lease payments within operating activities in the statement of cash flows. For operating leases: the right-of-use asset and a lease liability will be initially measured at the present value of the lease payments, in the statement of financial position; a single lease cost will be recognized, calculated so that the cost of the lease is allocated over the lease term on a generally straight-line basis; and all cash payments will be classified within operating activities in the statement of cash flows. Under Topic 842 the accounting applied by a lessor is largely unchanged from that applied under previous GAAP. The amendments in Topic 842 are effective for the Company beginning January 1, 2019, including interim periods within that fiscal year. We are currently evaluating the impact of adopting the new guidance of the consolidated financial statements.

In January 2016, the Financial Accounting Standards Board ("FASB"), issued Accounting Standards Update ("ASU") 2016-01, "Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities," which amends the guidance in U.S. generally accepted accounting principles on the classification and measurement of financial instruments.

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NOTE 1— SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Changes to the current guidance primarily affect the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. In addition, the ASU clarifies guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. The new standard is effective for fiscal years and interim periods beginning after December 15, 2017, and are to be adopted by means of a cumulative-effect adjustment to the balance sheet at the beginning of the first reporting period in which the guidance is effective. Early adoption is not permitted except for the provision to record fair value changes for financial liabilities under the fair value option resulting from instrument-specific credit risk in other comprehensive income. The Company is currently evaluating the impact of adopting this standard.

In November 2015, the FASB issued ASU 2015-17, "Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes," which simplifies the presentation of deferred income taxes by requiring that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. This ASU is effective for financial statements issued for annual periods beginning after December 16, 2016, and interim periods within those annual periods. The adoption of this standard will not have any impact on the Company's financial position, results of operations and disclosures.

The FASB has issued ASU No. 2014-15, Presentation of Financial Statements-Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. ASU 2014-15 is intended to define management’s responsibility to evaluate whether there is substantial doubt about an organization’s ability to continue as a going concern and to provide related footnote disclosures. Under Generally Accepted Accounting Principles (GAAP), financial statements are prepared under the presumption that the reporting organization will continue to operate as a going concern, except in limited circumstances. Financial reporting under this presumption is commonly referred to as the going concern basis of accounting. The going concern basis of accounting is critical to financial reporting because it established the fundamental basis for measuring and classifying assets and liabilities. Currently, GAAP lacks guidance about management’s responsibility to evaluate whether there is substantial doubt the organization’s ability to continue as a going concern or to provide footnote disclosures. The ASU provides guidance to an organization’s management, with principles and definition that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The amendments in this update are effective for the annual period ending after December 31, 2016, and for annual periods and interim periods thereafter. Early application is permitted. The adoption of this standard will not have any impact on the Company's financial position, results of operations and disclosures.

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NOTE 2— PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	December 31,
	2016	2015
Buildings and improvements	$18,951	$18,951
Equipment and machinery	2,090,759	1,915,152
Tractors	4,502,782	3,954,682
Trucks and other vehicles	1,776,233	1,590,475
	8,388,725	7,479,260
Less accumulated depreciation	(5,102,521)	(4,199,645)

Property and equipment, net	$3,286,204	$3,279,615

Depreciation expense for the years ended December 31, 2016 and 2015 was approximately $1,192,700 and $1,480,600, respectively.

NOTE 3— NOTES PAYABLE

Floorplan notes payable are short-term notes payable to the vendor for the purchase of equipment held for resale.

Long-term notes payable are related party transactions due the Company stockholders’ and to an entity related to the stockholders’.

NOTE 4— COMMON STOCK

The Company has 10,000 shares of no-par common stock authorized of which 2.000 shares were outstanding at December 31, 2016 and 2015.

NOTE 5— RELATED PARTY TRANSACTIONS

The Company had outstanding debt to the stockholders of $90,024 at December 31, 2016 and 2015 and $25,000 and $75,000 to a related entity at December 31, 2016 and 2015, respectively. For the year-ended December 31, 2015, the Company paid a $200,000 management fee to this related party entity.

The Company paid rent of $109,100 and $92,985 for the years ended December 31, 2016 and 2015, respectively to an entity owned by the stockholders’.

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NOTE 6— INCOME TAXES

Net profits from continuing operations before income taxes for the years ended December 31, 2016 and 2015 were approximately $237,000 and $148,000, respectively.

The components of the provision for income taxes include:

	Years Ended December 31,
	2016	2015
Current federal state income taxes	$220,000	$208,000
Deferred federal and state deferred taxes	(109,000)	(172,000)

Total provision for income taxes	$111,000	$36,000

A reconciliation of the statutory U.S. federal income tax rate to the Company's effective income tax rate is as follows:

	Years Ended December 31,
	2016	2015
US federal statutory rate	33.9%	33.8%
State and local taxes, net of federal benefit	6.7	6.8
Permanent items	(6.6)	(15.6)
Other	(0.3)	(0.7)

Effective income tax rate	33.7%	24.3%

Deferred income taxes reflect the net tax effect of temporary differences between amounts recorded for financial reporting purposes and amounts used for tax purposes. The major components of deferred tax assets and liabilities are as follows:

	December 31,
	2016	2015
Deferred tax liabilities
Deferred revenue	$-	$55,000
Property and equipment	791,000	756,000
Change in accounting method	91,000	180,000

Total deferred income tax liabilities	$882,000	$991,000

The net deferred income tax liability of $882,000 as of December 31, 2016 consists of the current liability of $91,000 and non-current liability of $791,000.

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NOTE 6— INCOME TAXES, CONTINUED

We have no recorded uncertain tax positions therefore there would be no impact to the effective tax rate. The Company includes interest and penalties accrued in the financial statements as a component of the interest expense. No significant amounts were required to be recorded as of December 31, 2016. The tax years ended December 31, 2013 through December 31, 2016 are considered to be open under statute and therefore may be subject to examination by the Internal Revenue Service and various state jurisdictions.

NOTE 7— OPERATING EXPENSES

Following is a summary of operating expenses for the years ended December 31, 2016 and 2015:

	Years Ended December 31,
	2016	2015
Personnel	$1,467,322	$1,794,405
Depreciation	1,192,713	1,480,605
Professional fees	69,890	15,034
Advertising	58,535	56,336
Interest	2,352	9,419
Other expenses	405,438	743,556

Total operating expenses	$3,196,250	$4,099,355

NOTE 8— COMMITMENTS AND CONTINGENCIES

Leases

The Company leases equipment used in its operations. For the sole lease in effect at December 31, 2016, the Company paid the final annual lease payment of $17,124 in advance on May 20, 2016. The amount to be expensed in 2017 is $7,135.

NOTE 9— SUBSEQUENT EVENTS

On March 3, 2017, the Company and its stockholders entered into a stock purchase agreement with 1847 Holdings, LLC (“1847”) pursuant to which 1847 Neese (a newly formed subsidiary of 1847) acquired all of the issued and outstanding capital stock of the Company for a purchase price of (i) $2,225,000 in cash (subject to certain adjustments), (ii) 450 shares of the common stock of 1847 Neese, constituting 45% of its capital stock, (iii) the issuance of a vesting promissory note in the principal amount of $1,875,000, and (iv) the issuance of a short term promissory note in the principal amount of $1,025,000.

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NOTE 9— SUBSEQUENT EVENTS, CONTINUED

The cash portion of the purchase price will be adjusted upward if Neese’s final certified balance sheet, as of a date on or about the closing date did not reflect a cash balance of at least $200,000. The cash balance on the closing date of March 3, 2017 amounted to approximately $338,000.

In accordance with ASC 855-10, the Company has analyzed its operations subsequent to December 31, 2016 to the date these financial statements were issued June 20, 2017, and has determined that it does not have any material subsequent events to disclose in these financial statements other than the events described above.

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